Morningstar Funds Trust	Morningstar Global Income Fund MSTGX Summary Prospectus August 31, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund online at http://connect.rightprospectus.com/Morningstar. You may also obtain this information at no cost by calling 877-626-3224 or by sending an email request to MorningstarFunds@ntrs.com. The Fund’s Prospectus and Statement of Additional Information dated August 31, 2020 are incorporated by reference into this Summary Prospectus.

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (e.g., custodian, financial adviser through which you invest or sponsor of the investment advisory program). Instead, the reports will be made available on a website (http://connect.rightprospectus.com/Morningstar), and you will be notified by mail or by such other manner as you have agreed upon with your financial intermediary each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (including through an investment advisory program sponsored by Morningstar Investment Services LLC or another financial institution), you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Morningstar Funds held with your intermediary.

Investment Objective

The Fund seeks current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Distribution and/or Service (12b-1) Fees	None

Other Expenses

Sub-accounting Fees[1]	0.10%

Other Operating Expenses	0.19%
Total Other Expenses	0.29%

Acquired Fund Fees and Expenses[2]	0.17%
Total Annual Fund Operating Expenses	0.81%

Fee Waivers and Expense Reimbursement[3]	(0.06%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	0.75%

[1]

Represents fees assessed by various financial intermediaries and “mutual fund supermarkets” for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]

Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs).

[3]

Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.89% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.89%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.75% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2021, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser. The amounts shown for Fee Waivers and Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement have been restated to reflect the contractual agreements currently in place.

Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$253	$444	$996

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the adviser’s assessment of their valuations, fundamental characteristics, and income levels. The Fund invests in investment companies such as open-, closed-end or ETFs which could represent a significant percentage of the Fund’s assets. The Fund may invest at least 20% (or, if market conditions are unfavorable, at least 10%) of assets in securities of issuers domiciled outside of the United States and may invest up to 100% assets in such securities.

The Fund invests in income-generating equity securities, which may include common stocks, convertible securities, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The fund may invest in companies of any size from any country, including emerging markets.

The Fund may also invest in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, and floating-rate notes. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.

Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.

Principal Risks

You can lose money by investing in this Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:

Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.

Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark. Given the wide latitude with which the adviser manages this portfolio, you should expect this Fund to periodically underperform broad markets.

Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

Financials Sector Risk—Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Investment Company and ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.

REITs and Other Real Estate Companies Risk—REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.

Interest-Rate Risk—The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise.

Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.

High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Securities Risk—Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.

Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Currency Risk—Because this Fund invests in foreign securities, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.

Convertible Securities Risk—Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Preferred Stock Risk—Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.

Master Limited Partnership (MLP) Risk—An MLP is a limited partnership, the interests of which are publicly traded on an exchange or in the OTC market. Investing in MLPs, which are subject to a variety of laws and regulations, involves risks related to the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and credit risk, and MLPs that concentrate in a particular industry or geographic region are subject to the risks of those industries or regions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies.

U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.

Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:

Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.

In addition, one of the major economic impacts of the COVID-19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.

Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce the Fund’s income.

Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.

Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.

Performance

The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund for one year. The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877-626-3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return

Morningstar Global Income Fund % Total Return

The Fund’s calendar year-to-date return as of June 30, 2020 was –8.60%. The best calendar quarter return during the period shown above was 9.55% in the first quarter of 2019; the worst was 1.67% in the third quarter of 2019.

Average Annual Total Return (For the period ended December 31, 2019)	1 Year	Since Inception (11/2/2018)
Return Before Taxes	19.96%	13.37%
Return After Taxes on Distributions	18.36%	11.85%
Return After Taxes on Distributions and Sale of Fund Shares	12.20%	9.72%
Morningstar Global Income Blended Index[1] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	21.36%	13.41%

[1]

The Morningstar Global Income Blended Index is composed of 75% Morningstar Global Markets Ex U.S. Index (net) and 25% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Markets Ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadviser listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Marta K. Norton, CFA	Portfolio Manager and Head of U.S. Outcome-Based Strategies	Since Inception (November 2018)

Edward Fane, CFA	Portfolio Manager	November 2018

Subadviser and Portfolio Managers

Morningstar currently plans to allocate assets to the following subadviser and may adjust this allocation at any time. The portfolio managers listed below are responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Schafer Cullen Capital Management, Inc.

James P. Cullen	Chairman, Chief Executive Officer, and Portfolio Manager	Since Inception (November 2018)

Rahul D. Sharma	Executive Director and Portfolio Manager	Since Inception (November 2018)

Purchase and Sale of Fund Shares

Fund shares are available through model portfolios designed and maintained by the adviser (Model Portfolios) which are made available for use in investment advisory solutions provided by financial institutions (Model Portfolio Solutions). A Model Portfolio Solution includes, but is not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, and managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Model Portfolio Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Model Portfolio Solution, the provider of that Model Portfolio Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

See the Purchase and Sale of Fund Shares section on page 119 of the prospectus for more information.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.